UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 30, 2017

GS Mortgage Securities Trust 2017-GS8

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Exact name of the sponsor as specified in its charters)

Delaware	333-207677-07	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 30, 2017 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8 (the “Certificates”) pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class X-A, Class X-BP, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $885,190,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and Academy, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 14, 2017 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated November 15, 2017, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $135,202,386, were sold to GS&Co., Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 14, 2017, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent the entire beneficial ownership in GS Mortgage Securities Trust 2017-GS8 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 200 commercial and multifamily properties (the “Mortgaged Properties”). The Mortgage Loans were acquired by the Depositor from Goldman Sachs Mortgage Company (the “Sponsor”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2017 (the “Mortgage Loan Purchase Agreement”), between the Depositor and the Sponsor.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Bass Pro & Cabela’s Portfolio” and “Cabela’s Industrial Portfolio” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.9 and 4.16, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Esperanza” will be serviced and administered (a) prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and

Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.18, and (b) from and after the related Servicing Shift Securitization Date, pursuant to (i) the pooling and servicing agreement related to the securitization trust involving Esperanza Pari Passu Note A-2 (as defined in the Pooling and Servicing Agreement) and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.18.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Worldwide Plaza” will be serviced pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of November 10, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.7.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Starwood Lodging Hotel Portfolio” will be serviced pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of October 6, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, U.S. Bank National Association, as certificate administrator, as custodian and as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.8.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Loma Linda”, “Long Island Prime Portfolio – Uniondale”, “90 Fifth Avenue”, “Petco Corporate Headquarters” and “Shops at Boardman” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.10, Exhibit 4.13, Exhibit 4.14, Exhibit 4.15 and Exhibit 4.17, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Olympic Tower” will be serviced and administered pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of May 6, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.11.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Westin Palo Alto” will be serviced pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.6 and which is dated as of March 1, 2017, among LSTAR Depositor, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Hudson Americas L.P., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.12.

The compensation for the Mortgage Loans paid to the Sponsor included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,277,287, were approximately $1,041,353,564. Of the expenses paid by the Depositor, approximately $1,275,490 were paid directly to affiliates of the Depositor, approximately $1,375,490 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $160,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,761,796 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated November 15, 2017. The related registration statement (file no. 333-207677) was originally declared effective on December 17, 2015. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $52,373,515 (excluding accrued interest), representing approximately 5.01% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $52,253,273, representing 5.0% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Prospectus, dated November 7, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of November 14, 2017, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of November 10, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (Worldwide Plaza Trust 2017-WWP).
Exhibit 4.3	Trust and Servicing Agreement, dated as of October 6, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, U.S. Bank National Association, as certificate administrator, as custodian and as trustee (GSMS 2017-SLP).
Exhibit 4.4	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (GSMS 2017-GS7).
Exhibit 4.5	Trust and Servicing Agreement, dated as of May 6, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee (Olympic Tower 2017-OT).
Exhibit 4.6	Trust and Servicing Agreement, dated as of March 1, 2017, among LSTAR Depositor, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Hudson Americas L.P., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee (LSTAR 2017-5).
Exhibit 4.7	Co-Lender Agreement, dated as of November 10, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder, Initial A-1-C2 Holder and Initial Note B-1-S Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-S Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note B-2-S Holder (Worldwide Plaza Co-Lender Agreement).

Exhibit 4.8	Co-Lender Agreement, dated as of October 6, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder (Starwood Lodging Hotel Portfolio Co-Lender Agreement).
Exhibit 4.9	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder (Bass Pro & Cabela’s Portfolio Co-Lender Agreement).
Exhibit 4.10	Co-Lender Agreement, dated as of June 28, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Loma Linda Co-Lender Agreement).
Exhibit 4.11	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder (Olympic Tower Co-Lender Agreement).
Exhibit 4.12	Agreement Between Note Holders, dated as of January 17, 2017, by and between LSTAR Capital Finance II, Inc., as Initial Note A-1 Holder, and LSTAR Capital Finance II, Inc., as Initial Note A-2 Holder (Westin Palo Alto Co-Lender Agreement).
Exhibit 4.13	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-1 Holder and Initial Note A-1-2 Holder, and Barclays Bank PLC, as Initial Note A-2-1 Holder and Initial Note A-2-2 Holder (Long Island Prime Portfolio – Uniondale Co-Lender Agreement).
Exhibit 4.14	Co-Lender Agreement, dated as of August 21, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (90 Fifth Avenue Co-Lender Agreement).
Exhibit 4.15	Co-Lender Agreement, dated as of August 18, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Petco Corporate Headquarters Co-Lender Agreement).
Exhibit 4.16	Co-Lender Agreement, dated as of November 15, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A) Holder and Initial Note A-3(B) Holder (Cabela’s Industrial Portfolio Co-Lender Agreement).

Exhibit 4.17	Co-Lender Agreement, dated as of August 10, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Shops at Boardman Co-Lender Agreement).
Exhibit 4.18	Co-Lender Agreement, dated as of November 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Esperanza Co-Lender Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).
Exhibit 10	Mortgage Loan Purchase Agreement, dated as of November 1, 2017, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2017	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of November 14, 2017, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of November 10, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (Worldwide Plaza Trust 2017-WWP).	(E)
4.3	Trust and Servicing Agreement, dated as of October 6, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, U.S. Bank National Association, as certificate administrator, as custodian and as trustee (GSMS 2017-SLP).	(E)
4.4	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (GSMS 2017-GS7).	(E)
4.5	Trust and Servicing Agreement, dated as of May 6, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee (Olympic Tower 2017-OT).	(E)

4.6	Trust and Servicing Agreement, dated as of March 1, 2017, among LSTAR Depositor, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Hudson Americas L.P., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee (LSTAR 2017-5).	(E)
4.7	Co-Lender Agreement, dated as of November 10, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder, Initial A-1-C2 Holder and Initial Note B-1-S Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-S Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note B-2-S Holder (Worldwide Plaza Co-Lender Agreement).	(E)
4.8	Co-Lender Agreement, dated as of October 6, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder (Starwood Lodging Hotel Portfolio Co-Lender Agreement).	(E)
4.9	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder (Bass Pro & Cabela’s Portfolio Co-Lender Agreement).	(E)
4.10	Co-Lender Agreement, dated as of June 28, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Loma Linda Co-Lender Agreement).	(E)

4.11	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder (Olympic Tower Co-Lender Agreement).	(E)
4.12	Agreement Between Note Holders, dated as of January 17, 2017, by and between LSTAR Capital Finance II, Inc., as Initial Note A-1 Holder, and LSTAR Capital Finance II, Inc., as Initial Note A-2 Holder (Westin Palo Alto Co-Lender Agreement).	(E)
4.13	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-1 Holder and Initial Note A-1-2 Holder, and Barclays Bank PLC, as Initial Note A-2-1 Holder and Initial Note A-2-2 Holder (Long Island Prime Portfolio – Uniondale Co-Lender Agreement).	(E)
4.14	Co-Lender Agreement, dated as of August 21, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (90 Fifth Avenue Co-Lender Agreement).	(E)
4.15	Co-Lender Agreement, dated as of August 18, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Petco Corporate Headquarters Co-Lender Agreement).	(E)
4.16	Co-Lender Agreement, dated as of November 15, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A) Holder and Initial Note A-3(B) Holder (Cabela’s Industrial Portfolio Co-Lender Agreement).	(E)
4.17	Co-Lender Agreement, dated as of August 10, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Shops at Boardman Co-Lender Agreement).	(E)

4.18	Co-Lender Agreement, dated as of November 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Esperanza Co-Lender Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).	(E)
10	Mortgage Loan Purchase Agreement, dated as of November 1, 2017, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 15, 2017	(E)